EXHIBIT 32

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Annual Report of New Dimension Holdings, Inc., on Form 10-K for the period ending December 31, 2014, I, Patrick R. Day, Chief Executive Officer and Chief Financial Officer, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.

Such Annual Report on Form 10-K for the period ending December 31, 2014,  fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Annual Report on Form 10-K for the period ended December 31, 2014, fairly represents in all material respects, the financial condition and results of operations of New Dimension Holdings, Inc.

Dated: March 27, 2015

NEW DIMENSION HOLDINS, INC.

By:	/s/ Patrick R. Day Chief Executive Officer and Chief Financial Officer